Commercial Real Estate Loan Types (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Commercial Mortgages
Apartment/ Multi-family	$ 652.9	$ 656.3
Office	621.4	615.6
Retail	614.5	523.1
Industrial/ Warehouse	312.5	357.7
Other	148.7	133.3
Total Commercial Mortgages	2,350.0	2,286.0
Construction, Acquisition and Development Loans	289.4	450.1
Single Family Investment	135.0	161.4
Other Commercial Real Estate Related	85.4	84.2
Total Commercial Real Estate Loans	$ 2,859.8	$ 2,981.7